UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 7, 2017

(Date of earliest event reported)

GRIFFIN INDUSTRIAL REALTY, INC.

(Exact name of registrant as specified in charter)

Delaware	06-0868496
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification Number)

Commission File Number	1-12879

641 Lexington Avenue, New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number including Area Code	(212) 218-7910

____________________________________________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure

On August 7, 2017, Griffin Industrial Realty, Inc. (“Griffin” or “Registrant”) issued a press release announcing that it closed on the sale of approximately 76 acres of undeveloped land in Southwick, Massachusetts for approximately $2.1 million in cash, before transaction costs. The purchaser is a regional utility company that has indicated that it intends to install a solar generation facility on the land acquired. At closing, the sale proceeds were placed in escrow for the potential purchase of a replacement property under a like-kind exchange under Section 1031 of the Internal Revenue Code of 1986, as amended. If a Section 1031 like-kind exchange is not completed, the escrowed funds would be returned to Griffin. Griffin expects to record a pretax gain of approximately $1.9 million on this transaction in the third quarter of the fiscal year ending November 30, 2017.

A copy of Griffin’s August 7, 2017 press release is attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits

Exhibit 99.1:  Registrant’s August 7, 2017 Press Release (attached hereto).

Forward-Looking Statements:

 This Current Report on Form 8-K includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include the amount of the expected pretax gain on the sale of approximately 76 acres of undeveloped land in Southwick, Massachusetts and the potential purchase of a replacement property under a Section 1031 like-kind exchange. Although Griffin believes that its plans, intentions and expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such plans, intentions or expectations will be achieved. The projected information disclosed herein is based on assumptions and estimates that, while considered reasonable by Griffin as of the date hereof, are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies, many of which are beyond the control of Griffin and which could cause actual results and events to differ materially from those expressed or implied in the forward-looking statements. Other important factors that could affect the outcome of the events set forth in these statements include the risks that the amount of the pretax gain on the sale of approximately 76 acres of undeveloped land in Southwick, Massachusetts will be less than expected and that a replacement property under a Section 1031 like-kind exchange will not be purchased, and the important factors described in Griffin's Securities and Exchange Commission filings, including the "Business," "Risk Factors" and "Forward-Looking Information" sections in Griffin's Annual Report on Form 10-K for the fiscal year ended November 30, 2016. Griffin disclaims any obligation to update any forward-looking statements as a result of developments occurring after the date of this Current Report on Form 8-K except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRIFFIN INDUSTRIAL REALTY, INC.

8

	By:	/s/ Anthony J. Galici
Anthony J. Galici
Vice President, Chief Financial Officer
and Secretary
Dated: August 7, 2017